Exhibit 99.1

Blackstone Reports Second Quarter 2021 Results

New York, July 22, 2021: Blackstone (NYSE:BX) today reported its second quarter 2021 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone again reported outstanding results in the second quarter, including our best-ever quarter of fund appreciation. Strong investment performance and our culture of innovation have allowed us to meaningfully broaden the clients we serve, including individual investors and insurance companies, and the types of investments we can make. The result is 21% year-over-year growth in total assets under management to a record $684 billion and continued elevation in the power and quality of Blackstone’s earnings.”

Blackstone issued a full detailed presentation of its second quarter 2021 results, which can be viewed at
www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.70 per share to record holders of common stock at the close of business on August 2, 2021. This dividend will be paid on August 9, 2021.

Quarterly Investor Call Details

Blackstone will host its second quarter 2021 investor conference via public webcast on July 22, 2021 at
9:00 a.m. ET. To register, please use the following link:
https://event.webcasts.com/starthere.jsp?ei=1478895&tp_key=6a815c6a88. For those unable to listen to the live

Blackstone

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www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at
https://ir.blackstone.com/.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-
term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $684 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”
“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”), as well as those described under the section entitled “Risk
Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Second

Quarter 2021 Earnings

JULY 22, 2021

BLACKSTONE’S SECOND QUARTER 2021 GAAP RESULTS

▪	GAAP Net Income was $2.9 billion for the quarter and $6.2 billion year-to-date (“YTD”). GAAP Net Income Attributable to The Blackstone Group Inc. was $1.3 billion for the quarter and $3.1 billion YTD.

($ in thousands, except per share data) (unaudited)	2Q’20	2Q’21	2Q’20 YTD	2Q’21 YTD	2Q’20 LTM	2Q’21 LTM
Revenues
Management and Advisory Fees, Net	$969,728	$1,212,549	$1,904,560	$2,390,364	$3,726,611	$4,578,353
Incentive Fees	15,300	33,207	27,461	69,331	123,325	180,531
Investment Income (Loss)
Performance Allocations
Realized	101,910	808,620	269,440	1,342,987	1,433,545	3,179,547
Unrealized	1,067,923	2,697,170	(2,385,158)	5,161,667	(2,080,557)	7,162,432
Principal Investments
Realized	61,102	152,060	109,797	507,098	284,974	788,929
Unrealized	331,762	328,835	(627,603)	968,150	(544,299)	1,481,146
Total Investment Income (Loss)	1,562,697	3,986,685	(2,633,524)	7,979,902	(906,337)	12,612,054
Interest and Dividend Revenue	23,924	31,017	59,008	62,429	153,636	128,652
Other	(55,580)	27,896	82,600	88,200	169,463	(247,542)
Total Revenues	$2,516,069	$5,291,354	$(559,895)	$10,590,226	$3,266,698	$17,252,048
Expenses
Compensation and Benefits
Compensation	458,457	507,104	935,000	1,049,742	1,845,412	1,970,361
Incentive Fee Compensation	8,432	14,431	14,954	27,756	44,962	57,227
Performance Allocations Compensation
Realized	38,569	347,423	110,992	560,450	561,714	1,292,688
Unrealized	454,813	1,150,219	(942,565)	2,200,188	(753,813)	2,988,237
Total Compensation and Benefits	960,271	2,019,177	118,381	3,838,136	1,698,275	6,308,513
General, Administrative and Other	169,051	205,057	326,617	390,179	684,655	775,344
Interest Expense	39,276	44,322	80,920	89,305	194,970	174,547
Fund Expenses	4,083	3,774	8,688	6,157	17,953	10,333
Total Expenses	$1,172,681	$2,272,330	$534,606	$4,323,777	$2,595,853	$7,268,737
Other Income (Loss)
Change in Tax Receivable Agreement Liability	76	(392)	(519)	2,518	161,048	(32,346)
Net Gains (Losses) from Fund Investment Activities	158,297	127,116	(169,077)	247,469	(77,704)	447,088
Income (Loss) Before Provision (Benefit) for Taxes	$1,501,761	$3,145,748	$(1,264,097)	$6,516,436	$754,189	$10,398,053
Provision (Benefit) for Taxes	147,415	288,250	(11,288)	287,803	(139,131)	655,105
Net Income (Loss)	$1,354,346	$2,857,498	$(1,252,809)	$6,228,633	$893,320	$9,742,948
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(3,426)	637	(18,895)	1,266	(22,591)	6,263
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	294,378	431,516	(350,699)	818,366	(141,497)	1,386,182
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	495,128	1,116,193	(384,989)	2,351,977	293,048	3,749,890
Net Income (Loss) Attributable to The Blackstone Group Inc. (“BX”)	$568,266	$1,309,152	$(498,226)	$3,057,024	$764,360	$4,600,613
Net Income (Loss) Per Share of Common Stock, Basic	$0.81	$1.82	$(0.74)	$4.27	$1.12	$6.51
Net Income (Loss) Per Share of Common Stock, Diluted	$0.81	$1.82	$(0.74)	$4.27	$1.12	$6.51
Income (Loss) Before Provision (Benefit) for Taxes Margin	59.7%	59.5%	225.8%	61.5%	23.1%	60.3%

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 34-36, Definitions and

Dividend Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.

Blackstone | 1

BLACKSTONE’S SECOND QUARTER 2021 HIGHLIGHTS

Financial Measures

▪    Fee Related Earnings (“FRE”) of $704 million ($0.58/share) in the quarter, up 30% year-
over-year

–  FRE was $2.8 billion over the last twelve months (“LTM”) ($2.33/share), up
40% year-over-year

▪   Distributable Earnings (“DE”) of $1.1 billion ($0.82/share) in the quarter, up 95% year-
over-year

–  DE was $4.5 billion over the LTM ($3.54/share), up 65% year-over-year

▪    Net Accrued Performance Revenues of $6.8 billion ($5.60/share), up 150% year-over-
year

Capital Metrics

▪    Total Assets Under Management (“AUM”) of $684.0 billion, up 21% year-over-year

–  Fee-Earning AUM of $498.9 billion, up 14% year-over-year

▪   Inflows of $37.3 billion in the quarter and $116.3 billion over the LTM

▪   Realizations of $19.6 billion in the quarter and $63.4 billion over the LTM

▪   Deployment of $23.8 billion in the quarter and $75.6 billion over the LTM

Capital Returned to Shareholders

▪    Dividend of $0.70 per common share payable on August 9, 2021

–  Dividends of $3.02 per common share over the LTM

▪   Repurchased 3.2 million common shares in the quarter and 5.2 million common shares over the LTM

▪   $1.2 billion to be distributed to shareholders with respect to the second quarter through dividends and share repurchases, and $4.3 billion over the LTM

AIG L&R Strategic Partnership

▪    Subsequent to quarter end, Blackstone agreed to acquire a 9.9% stake in AIG Life &
Retirement and enter into a long-term strategic partnership to manage an initial
$50.0 billion of AUM, with such amount increasing to $92.5 billion over six years

Notes on page 32.	Blackstone | 2

BLACKSTONE’S SECOND QUARTER 2021 SEGMENT EARNINGS

			% Change			% Change
($ in thousands, except per share data)	2Q’20	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD
Management and Advisory Fees, Net	$976,733	$1,212,742	24%	$1,917,300	$2,390,947	25%
Fee Related Performance Revenues	15,033	48,889	225%	27,499	218,057	693%
Fee Related Compensation	(306,904)	(375,385)	22%	(653,168)	(820,495)	26%
Other Operating Expenses	(143,583)	(182,178)	27%	(282,468)	(343,602)	22%
Fee Related Earnings	$541,279	$704,068	30%	$1,009,163	$1,444,907	43%

Realized Performance Revenues	102,177	792,938	676%	269,410	1,194,261	343%
Realized Performance Compensation	(37,787)	(338,271)	795%	(109,089)	(489,195)	348%
Realized Principal Investment Income	18,938	63,132	233%	39,228	361,288	821%
Net Realizations	83,328	517,799	521%	199,549	1,066,354	434%
Total Segment Distributable Earnings	$624,607	$1,221,867	96%	$1,208,712	$2,511,261	108%

Net Interest Income (Loss)	(12,634)	(11,201)	(11)%	(16,575)	(24,129)	46%
Taxes and Related Payables	(63,990)	(140,673)	120%	(87,043)	(224,895)	158%
Distributable Earnings	$547,983	$1,069,993	95%	$1,105,094	$2,262,237	105%

Additional Metrics:
FRE per Share	$0.45	$0.58	29%	$0.84	$1.20	43%
DE per Common Share	$0.43	$0.82	91%	$0.89	$1.78	100%
Total Segment Revenues	$1,112,881	$2,117,701	90%	$2,253,437	$4,164,553	85%
Total Assets Under Management	$564,330,088	$684,028,712	21%	$564,330,088	$684,028,712	21%
Fee-Earning Assets Under Management	$435,825,935	$498,932,526	14%	$435,825,935	$498,932,526	14%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 23, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD per Share amounts represent the
sum of the last two quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.	Blackstone | 3

SUMMARY OF FINANCIALS

▪	LTM Fee Related Earnings of $2.33 per share, an increase of 40% year-over-year.

▪	LTM Total Segment Distributable Earnings were $5.0 billion, an increase of 69% year-over-year.

Fee Related Earnings per Share	Segment Distributable Earnings ($ in millions)

FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).	Blackstone | 4

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Strong appreciation across strategies led to a 30% increase in Net Accrued Performance Revenues quarter-over-quarter to $6.8 billion ($5.60/share).

Investment Performance

(appreciation / gross returns)

	2Q’21	2Q’21 LTM
Real Estate
Opportunistic	9.4%	25.4%
Core+	5.7%	18.0%

Private Equity
Corporate Private Equity	13.8%	52.2%
Tactical Opportunities	7.2%	44.3%
Secondaries	17.7%	23.3%

Hedge Fund Solutions
BPS Composite	3.5%	15.3%

Credit & Insurance
Private Credit	4.8%	29.4%
Liquid Credit	1.7%	11.1%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance. BPS Composite net returns were 3.2% and 14.2% for 2Q’21 and 2Q’21 LTM, respectively. Private Credit net returns were 3.8% and 23.2% for 2Q’21 and 2Q’21 LTM, respectively. Liquid Credit net returns were 1.6% and 10.7% for 2Q’21 and 2Q’21 LTM, respectively. See notes on page 32 for additional details on investment performance.	Blackstone | 5

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $37.3 billion in the quarter, bringing LTM inflows to $116.3 billion.

▪	Realizations were $19.6 billion in the quarter and $63.4 billion over the LTM.

▪	Deployed $23.8 billion in the quarter and $75.6 billion over the LTM.
–	Committed an additional $28.5 billion that was not yet deployed in the quarter.

	Inflows		Realizations		Capital Deployed

($ in millions)	2Q’21	2Q’21 LTM	2Q’21	2Q’21 LTM	2Q’21	2Q’21 LTM
Real Estate	$8,880	$33,350	$5,306	$18,733	$4,766	$24,837
Opportunistic	176	968	3,967	13,778	2,219	6,621
Core+	7,500	29,226	878	3,006	1,795	15,316
BREDS	1,204	3,155	461	1,949	752	2,900
Private Equity	7,335	24,126	8,633	29,010	9,457	27,403
Corporate Private Equity	2,589	11,220	4,113	14,287	3,194	10,911
Tactical Opportunities	1,161	8,432	1,909	8,927	2,237	6,929
Secondaries	3,573	4,441	2,556	5,634	2,878	6,149
Infrastructure	12	33	54	162	1,148	3,415
Hedge Fund Solutions	2,197	8,109	304	1,235	1,249	3,012

Credit & Insurance	18,870	50,733	5,390	14,408	8,347	20,332

Total Blackstone	$37,281	$116,317	$19,633	$63,387	$23,820	$75,584

Corporate Private Equity also includes Life Sciences and BTAS. Tactical Opportunities also includes Blackstone Growth.	Blackstone | 6

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $684.0 billion, up 21% year-over-year, with $37.3 billion of inflows in the quarter and $116.3 billion over the LTM.

▪	Fee-Earning AUM of $498.9 billion was up 14% year-over-year, with $28.7 billion of inflows in the quarter and $94.7 billion over the LTM.

▪	Perpetual Capital AUM reached $169.5 billion, up 55% year-over-year.

Total AUM ($ in billions)	Fee-Earning AUM ($ in billions)	Perpetual Capital AUM ($ in billions)

Blackstone | 7

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $351.1 billion at quarter end, up 41% year-over-year.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $129.9 billion.

Invested Performance Eligible AUM	Total Dry Powder
($ in billions)	($ in billions)

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 8

Segment Highlights

Blackstone | 9

REAL ESTATE

▪	Total AUM: Increased 24% to $207.5 billion with inflows of $8.9 billion in the quarter and $33.3 billion over the LTM.
–	Inflows during the quarter driven by Core+, including a record $5.8 billion in BREIT and $1.7 billion across BPP.
–	Strong momentum for BREIT with July 1 subscriptions of $2.6 billion not yet included in Total AUM.
▪	Realizations: $5.3 billion in the quarter and $18.7 billion over the LTM.
–	Realizations in the quarter included the sale of Milestone, a 14.6 million square-foot Australian logistics platform, which is the largest ever private real estate transaction in Australia.
▪

Capital Deployed: $4.8 billion in the quarter and $24.8 billion over the LTM; deployment in the quarter included the privatization of Extended Stay America, the largest owner of economy extended stay hotels in the U.S.

–	Committed an additional $11.0 billion in the quarter; commitments included the acquisition of one of the largest private owners of single-family rental homes and a U.S. data center REIT.
▪	Appreciation: Opportunistic funds and Core+ funds appreciated 9.4% and 5.7% for the quarter, and 25.4% and 18.0% over the LTM, respectively.

			% Change			% Change
($ in thousands)	2Q’20	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD
Management Fees, Net	$412,307	$491,251	19%	$798,428	$942,833	18%
Fee Related Performance Revenues	6,505	33,776	419%	11,056	189,168	n/m
Fee Related Compensation	(116,640)	(121,957)	5%	(236,936)	(310,449)	31%
Other Operating Expenses	(44,525)	(54,760)	23%	(85,001)	(99,122)	17%
Fee Related Earnings	$257,647	$348,310	35%	$487,547	$722,430	48%

Realized Performance Revenues	34,209	351,053	926%	77,929	439,691	464%
Realized Performance Compensation	(12,547)	(154,928)	n/m	(25,939)	(177,690)	585%
Realized Principal Investment Income	1,573	28,129	n/m	8,873	128,949	n/m
Net Realizations	23,235	224,254	865%	60,863	390,950	542%
Segment Distributable Earnings	$280,882	$572,564	104%	$548,410	$1,113,380	103%

Segment Revenues	$454,594	$904,209	99%	$896,286	$1,700,641	90%
Total AUM	$166,723,844	$207,548,236	24%	$166,723,844	$207,548,236	24%
Fee-Earning AUM	$134,260,348	$166,263,493	24%	$134,260,348	$166,263,493	24%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 21% to $223.6 billion with inflows of $7.3 billion in the quarter and $24.1 billion over the LTM.
–	Inflows in the quarter included $2.1 billion for subsequent closes of the second Corporate Private Equity Asia fund and $769 million for the first close of the Secondaries’ GP Solutions strategy.
▪	Realizations: $8.6 billion in the quarter and $29.0 billion over the LTM; realizations in the quarter included proceeds from Sona Comstar IPO and Custom Truck One Source sale.
▪	Capital Deployed: $9.5 billion in the quarter and $27.4 billion over the LTM, including Signature Aviation, Huws Gray and Interior Logic Group during the quarter.
–	Committed an additional $12.4 billion that was not yet deployed in the quarter, including to investments in Medline, Mphasis, Ellucian, QTS Realty Trust, and Autostrade per l’Italia (ASPI).
▪

Appreciation: Corporate Private Equity increased 13.8% in the quarter and 52.2% over the LTM, driven by IPOs of TaskUs and Sona Comstar in Asia as well as broad-based appreciation across industries and sectors.

–	Tactical Opportunities increased 7.2% in the quarter and 44.3% over the LTM; Secondaries increased 17.7% in the quarter and 23.3% over the LTM.

			% Change			% Change
($ in thousands)	2Q’20	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD
Management and Advisory Fees, Net	$269,560	$393,277	46%	$535,732	$799,725	49%
Fee Related Compensation	(92,825)	(136,767)	47%	(203,193)	(277,364)	37%
Other Operating Expenses	(44,827)	(61,041)	36%	(85,828)	(112,096)	31%
Fee Related Earnings	$131,908	$195,469	48%	$246,711	$410,265	66%

Realized Performance Revenues	64,513	383,010	494%	176,589	638,855	262%
Realized Performance Compensation	(25,016)	(159,375)	537%	(79,659)	(270,584)	240%
Realized Principal Investment Income	17,416	27,796	60%	27,763	143,199	416%
Net Realizations	56,913	251,431	342%	124,693	511,470	310%
Segment Distributable Earnings	$188,821	$446,900	137%	$371,404	$921,735	148%

Segment Revenues	$351,489	$804,083	129%	$740,084	$1,581,779	114%
Total AUM	$184,118,135	$223,621,359	21%	$184,118,135	$223,621,359	21%
Fee-Earning AUM	$129,284,112	$132,475,486	2%	$129,284,112	$132,475,486	2%

Secondaries’ appreciation reflects a reporting lag of its underlying funds.	Blackstone | 11

HEDGE FUND SOLUTIONS

▪	Total AUM: $79.1 billion with inflows of $2.2 billion in the quarter and $8.1 billion over the LTM.

–	July 1 subscriptions of $655 million are not yet included in Total AUM.

–	Subsequent to quarter end, held the first close for Horizon of $1.9 billion.

▪	Returns: BPS Composite gross return of 3.5% in the quarter (3.2% net), outperforming the HFRX Global Hedge Fund Return Index, which was up 2.4%.

–	YTD gross returns of 6.0% (5.5% net), with significantly less volatility than the broader markets, compared to 3.7% return for the HFRX Global Hedge Fund Return Index.

			% Change			% Change
($ in thousands)	2Q’20	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD
Management Fees, Net	$146,318	$156,599	7%	$286,690	$311,420	9%
Fee Related Compensation	(40,353)	(38,638)	(4)%	(86,544)	(77,488)	(10)%
Other Operating Expenses	(17,807)	(21,873)	23%	(36,474)	(41,045)	13%
Fee Related Earnings	$88,158	$96,088	9%	$163,672	$192,887	18%

Realized Performance Revenues	1,482	17,056	n/m	3,249	48,629	n/m
Realized Performance Compensation	0	(5,626)	n/m	(945)	(12,534)	n/m
Realized Principal Investment Income	(331)	2,125	n/m	(940)	37,675	n/m
Net Realizations	1,151	13,555	n/m	1,364	73,770	n/m
Segment Distributable Earnings	$89,309	$109,643	23%	$165,036	$266,657	62%

Segment Revenues	$147,469	$175,780	19%	$288,999	$397,724	38%
Total AUM	$75,668,139	$79,145,263	5%	$75,668,139	$79,145,263	5%
Fee-Earning AUM	$70,200,141	$72,240,152	3%	$70,200,141	$72,240,152	3%

Blackstone | 12

CREDIT & INSURANCE

▪	Total AUM: Increased 26% to $173.7 billion with inflows of $18.9 billion in the quarter and $50.7 billion over the LTM.
–

$2.8 billion of equity capital raised in the quarter for BCRED, a continuously offered non-traded BDC, bringing
Total Global Direct Lending AUM to $36.3 billion; strong momentum for BCRED with July 1 subscriptions of $1.1 billion not yet included in Total AUM.

–

Liquid Credit strategies had inflows of $7.8 billion in the quarter including $3.6 billion across 5 new CLOs (4 U.S.
and 1 European) and 2 U.S. reissues as well as $2.3 billion in SRLN, a Senior Loan ETF.

▪

Realizations: Record $5.4 billion in the quarter and record $14.4 billion over the LTM; realizations in the quarter included repayments and refinancings in our Mezzanine / Opportunistic and Global Direct Lending funds.

▪

Capital Deployed: Record $8.3 billion in the quarter driven by U.S. Direct Lending, and record $20.3 billion over the LTM; committed an additional $4.9 billion that was not yet deployed in the quarter.

▪	Returns: Private Credit gross return of 4.8% (3.8% net) and Liquid Credit gross return of 1.7% (1.6% net) for the quarter.

			% Change			% Change
($ in thousands)	2Q’20	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD
Management Fees, Net	$148,548	$171,615	16%	$296,450	$336,969	14%
Fee Related Performance Revenues	8,528	15,113	77%	16,443	28,889	76%
Fee Related Compensation	(57,086)	(78,023)	37%	(126,495)	(155,194)	23%
Other Operating Expenses	(36,424)	(44,504)	22%	(75,165)	(91,339)	22%
Fee Related Earnings	$63,566	$64,201	1%	$111,233	$119,325	7%

Realized Performance Revenues	1,973	41,819	n/m	11,643	67,086	476%
Realized Performance Compensation	(224)	(18,342)	n/m	(2,546)	(28,387)	n/m
Realized Principal Investment Income	280	5,082	n/m	3,532	51,465	n/m
Net Realizations	2,029	28,559	n/m	12,629	90,164	614%
Segment Distributable Earnings	$65,595	$92,760	41%	$123,862	$209,489	69%

Segment Revenues	$159,329	$233,629	47%	$328,068	$484,409	48%
Total AUM	$137,819,970	$173,713,854	26%	$137,819,970	$173,713,854	26%
Fee-Earning AUM	$102,081,334	$127,953,395	25%	$102,081,334	$127,953,395	25%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20 YTD	2Q’21 YTD

Base Management Fees	$941,794	$1,043,770	$1,076,094	$1,117,290	$1,140,051	$1,852,190	$2,257,341

Transaction, Advisory and Other Fees, Net	48,292	33,628	75,290	78,640	78,125	98,957	156,765

Management Fee Offsets	(13,353)	(19,558)	(15,359)	(17,725)	(5,434)	(33,847)	(23,159)

Total Management and Advisory Fees, Net	976,733	1,057,840	1,136,025	1,178,205	1,212,742	1,917,300	2,390,947

Fee Related Performance Revenues	15,033	64,950	286,227	169,168	48,889	27,499	218,057

Fee Related Compensation	(306,904)	(360,633)	(482,769)	(445,110)	(375,385)	(653,168)	(820,495)

Other Operating Expenses	(143,583)	(151,213)	(189,536)	(161,424)	(182,178)	(282,468)	(343,602)

Fee Related Earnings	$541,279	$610,944	$749,947	$740,839	$704,068	$1,009,163	$1,444,907

Realized Performance Revenues	102,177	319,954	1,276,629	401,323	792,938	269,410	1,194,261

Realized Performance Compensation	(37,787)	(121,730)	(483,528)	(150,924)	(338,271)	(109,089)	(489,195)

Realized Principal Investment Income	18,938	15,884	103,821	298,156	63,132	39,228	361,288

Total Net Realizations	83,328	214,108	896,922	548,555	517,799	199,549	1,066,354

Total Segment Distributable Earnings	$624,607	$825,052	$1,646,869	$1,289,394	$1,221,867	$1,208,712	$2,511,261

Net Interest Income (Loss)	(12,634)	(12,731)	(5,604)	(12,928)	(11,201)	(16,575)	(24,129)

Taxes and Related Payables	(63,990)	(40,225)	(176,859)	(84,222)	(140,673)	(87,043)	(224,895)

Distributable Earnings	$547,983	$772,096	$1,464,406	$1,192,244	$1,069,993	$1,105,094	$2,262,237

Additional Metrics:

Total Segment Revenues	$1,112,881	$1,458,628	$2,802,702	$2,046,852	$2,117,701	$2,253,437	$4,164,553

Total Assets Under Management	$564,330,088	$584,376,213	$618,556,928	$648,803,007	$684,028,712	$564,330,088	$684,028,712

Fee-Earning Assets Under Management	$435,825,935	$444,511,078	$469,433,114	$481,225,407	$498,932,526	$435,825,935	$498,932,526

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2021					Twelve Months Ended June 30, 2021

	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total
Beginning Balance	$196,277	$211,801	$81,819	$158,906	$648,803	$166,724	$184,118	$75,668	$137,820	$564,330
Inflows	8,880	7,335	2,197	18,870	37,281	33,350	24,126	8,109	50,733	116,317
Outflows	(579)	(1,078)	(7,299)	(2,717)	(11,672)	(4,718)	(3,469)	(14,776)	(12,701)	(35,663)
Net Flows	8,301	6,257	(5,102)	16,153	25,609	28,632	20,656	(6,667)	38,032	80,654
Realizations	(5,306)	(8,633)	(304)	(5,390)	(19,633)	(18,733)	(29,010)	(1,235)	(14,408)	(63,387)
Market Activity	8,277	14,196	2,731	4,045	29,250	30,925	47,857	11,379	12,270	102,431
Ending Balance	$207,548	$223,621	$79,145	$173,714	$684,029	$207,548	$223,621	$79,145	$173,714	$684,029
% Change	6%	6%	(3)%	9%	5%	24%	21%	5%	26%	21%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2021					Twelve Months Ended June 30, 2021

	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total
Beginning Balance	$155,852	$131,903	$76,614	$116,856	$481,225	$134,260	$129,284	$70,200	$102,081	$435,826
Inflows	9,834	2,320	1,795	14,734	28,684	33,466	12,842	7,666	40,768	94,742
Outflows	(582)	(458)	(8,277)	(2,502)	(11,819)	(3,202)	(1,464)	(14,962)	(12,214)	(31,841)
Net Flows	9,253	1,863	(6,482)	12,232	16,865	30,264	11,378	(7,296)	28,554	62,900
Realizations	(3,070)	(3,304)	(295)	(4,030)	(10,698)	(10,237)	(11,623)	(1,182)	(10,275)	(33,316)
Market Activity	4,229	2,013	2,403	2,895	11,540	11,976	3,436	10,518	7,593	33,523
Ending Balance	$166,263	$132,475	$72,240	$127,953	$498,933	$166,263	$132,475	$72,240	$127,953	$498,933
% Change	7%	0%	(6)%	9%	4%	24%	2%	3%	25%	14%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense  drawdowns and decreased side-by-
side commitments). Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed. Total AUM Market Activity includes an adjustment for a change in methodology, see additional notes on page 33.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At June 30, 2021, Blackstone had $5.1 billion in total cash, cash equivalents, and corporate treasury investments and $14.5 billion of cash and net investments, or $12.00 per share.

▪	Blackstone has a $2.3 billion undrawn credit revolver and maintains A+/A+ ratings.

($ in millions)	2Q’21

Cash and Cash Equivalents	$2,467

Corporate Treasury Investments	2,616

GP/Fund Investments	2,646

Net Accrued Performance Revenues	6,761

Cash and Net Investments	$14,490

Outstanding Bonds (at par)	5,679

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$2.3B

undrawn credit revolver

with November 2025 maturity

$5.1B

total cash

and corporate treasury

Balance Sheet Highlights exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge
Fund Solutions, and Credit & Insurance, which were $1.1 billion, $999 million, $251 million, and $307 million, respectively, as of June 30, 2021. Cash and Net
Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)	2Q’20	1Q’21	2Q’21	2Q’21
				Per Share
Real Estate
BREP IV	$7	$18	$19	$0.02
BREP V	1	18	26	0.02
BREP VI	45	39	42	0.03
BREP VII	238	253	300	0.25
BREP VIII	604	519	626	0.52
BREP IX	6	198	359	0.30
BREP Europe IV	105	92	89	0.07
BREP Europe V	99	244	312	0.26
BREP Europe VI	-	-	60	0.05
BREP Asia I	85	179	107	0.09
BREP Asia II	-	78	98	0.08
BPP	225	189	265	0.22
BREIT	-	82	247	0.20
BREDS	3	31	32	0.03
BTAS	22	1	6	0.01
Real Estate	$1,441	$1,941	$2,591	$2.15
Private Equity
BCP IV	19	9	9	0.01
BCP V	-	37	39	0.03
BCP VI	521	746	740	0.61
BCP VII	307	987	1,351	1.12
BCP VIII	-	41	89	0.07
BCP Asia I	18	105	213	0.18
BEP I	63	52	28	0.02
BEP III	3	34	47	0.04
BCEP I	43	147	170	0.14
Tactical Opportunities	55	359	432	0.36
Secondaries	155	157	262	0.22
Infrastructure	-	43	81	0.07
Life Sciences	8	19	23	0.02
BTAS/Other	7	93	151	0.13
Private Equity	$1,199	$2,831	$3,637	$3.01

Hedge Fund Solutions	$26	$214	$300	$0.25

Credit & Insurance	$42	$216	$233	$0.19

Net Accrued Performance Revenues	$2,708	$5,202	$6,761	$5.60

  2Q’21 QoQ Rollforward

   ($ in millions)

		Net	Net
		Performance	Realized
	1Q’21	Revenues	Distributions	2Q’21

Real Estate	$1,941	$865	$(215)	$2,591

Private Equity	2,831	1,032	(226)	3,637

HFS	214	98	(12)	300

Credit & Insurance	216	49	(32)	233

Total	$5,202	$2,044	$(485)	$6,761

QoQ Change				30%

  2Q’21 LTM Rollforward

   ($ in millions)

		Net	Net
		Performance	Realized
	2Q’20	Revenues	Distributions	2Q’21

Real Estate	$1,441	$2,128	$(978)	$2,591

Private Equity	1,199	3,226	(788)	3,637

HFS	26	458	(184)	300

Credit & Insurance	42	268	(77)	233

Total	$2,708	$6,080	$(2,027)	$6,761

YoY Change				150%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable.
Tactical Opportunities includes Blackstone Growth. Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF JUNE 30, 2021(a)

($/€ in thousands, except where noted)	Committed	Available	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)	Capital	Capital (b)	Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP	$140,714	$-	$-	n/a	$345,190	2.5x	$345,190	2.5x	33%	33%
BREP I (Sep 1994 / Oct 1996)	380,708	-	-	n/a	1,327,708	2.8x	1,327,708	2.8x	40%	40%
BREP II (Oct 1996 / Mar 1999)	1,198,339	-	-	n/a	2,531,614	2.1x	2,531,614	2.1x	19%	19%
BREP III (Apr 1999 / Apr 2003)	1,522,708	-	-	n/a	3,330,406	2.4x	3,330,406	2.4x	21%	21%
BREP IV (Apr 2003 / Dec 2005)	2,198,694	-	67,097	1.3x	4,579,740	1.7x	4,646,837	1.7x	13%	12%
BREP V (Dec 2005 / Feb 2007)	5,539,418	231,857	255,300	1.1x	13,090,349	2.4x	13,345,649	2.3x	12%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,444	550,596	493,096	2.3x	27,272,291	2.5x	27,765,387	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,496,823	1,525,932	5,918,553	1.3x	23,280,621	2.1x	29,199,174	1.9x	22%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,576,617	2,571,042	14,572,997	1.3x	14,848,690	2.4x	29,421,687	1.7x	29%	15%
*BREP IX (Jun 2019 / Dec 2024)	21,007,890	11,839,168	12,675,878	1.4x	1,585,131	1.7x	14,261,009	1.4x	n/m	29%
Total Global BREP	$73,122,355	$16,718,595	$33,982,921	1.4x	$92,191,740	2.3x	$126,174,661	1.9x	18%	16%
BREP Int’l (Jan 2001 / Sep 2005)	€824,172	€-	€-	n/a	€1,373,170	2.1x	€1,373,170	2.1x	23%	23%
BREP Int’l II (Sep 2005 / Jun 2008) (e)	1,629,748	-	-	n/a	2,576,670	1.8x	2,576,670	1.8x	8%	8%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,167	460,260	339,108	0.5x	5,738,120	2.5x	6,077,228	2.1x	20%	14%
BREP Europe IV (Sep 2013 / Dec 2016)	6,675,950	1,328,875	2,226,614	1.4x	9,238,374	1.9x	11,464,988	1.8x	20%	14%
BREP Europe V (Dec 2016 / Oct 2019)	7,937,730	1,579,708	8,147,321	1.4x	1,530,272	2.5x	9,677,593	1.5x	41%	11%
*BREP Europe VI (Oct 2019 / Apr 2025)	9,835,049	6,410,782	3,935,114	1.2x	9,200	n/a	3,944,314	1.2x	n/m	13%
Total BREP Europe	€30,107,816	€9,779,625	€14,648,157	1.3x	€20,465,806	2.1x	€35,113,963	1.7x	16%	12%
BREP Asia I (Jun 2013 / Dec 2017)	$4,261,983	$916,901	$2,505,476	1.4x	$5,788,923	2.1x	$8,294,399	1.8x	21%	13%
*BREP Asia II (Dec 2017 / Jun 2023)	7,349,172	3,091,837	5,381,616	1.3x	491,184	1.7x	5,872,800	1.3x	55%	11%
BREP Co-Investment (f)	7,055,974	32,158	670,425	1.6x	14,812,488	2.2x	15,482,913	2.2x	16%	16%
Total BREP	$127,579,181	$32,356,170	$59,378,266	1.3x	$138,957,222	2.2x	$198,335,488	1.9x	17%	15%
*Core+ BPP (Various) (g)	n/a	n/a	48,143,297	n/a	8,480,471	n/a	56,623,768	n/a	n/a	9%
*Core+ BREIT (Various) (h)	n/a	n/a	31,518,967	n/a	1,008,038	n/a	32,527,005	n/a	n/a	11%
*BREDS High-Yield (Various) (i)	19,991,125	7,767,589	5,179,211	1.1x	13,732,462	1.3x	18,911,673	1.2x	11%	10%

Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)	$859,081	$-	$-	n/a	$1,741,738	2.6x	$1,741,738	2.6x	19%	19%
BCP II (Oct 1993 / Aug 1997)	1,361,100	-	-	n/a	3,256,819	2.5x	3,256,819	2.5x	32%	32%
BCP III (Aug 1997 / Nov 2002)	3,967,422	-	-	n/a	9,184,688	2.3x	9,184,688	2.3x	14%	14%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	16,589	n/a	2,953,649	1.4x	2,970,238	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	179,524	118,662	1.3x	21,478,010	2.9x	21,596,672	2.8x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	1,035,259	553,720	37.5x	37,876,327	1.9x	38,430,047	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,202,246	1,164,816	11,003,889	2.0x	20,142,109	2.1x	31,145,998	2.1x	17%	13%
BCP VII (May 2016 / Feb 2020)	18,846,349	1,622,124	27,335,958	1.8x	5,130,267	1.9x	32,466,225	1.8x	29%	21%
*BCP VIII (Feb 2020 / Feb 2026)	24,884,732	21,948,631	4,226,476	1.5x	-	n/a	4,226,476	1.5x	n/a	n/m
Energy I (Aug 2011 / Feb 2015)	2,441,558	142,138	728,983	1.4x	3,618,876	1.9x	4,347,859	1.8x	14%	11%
Energy II (Feb 2015 / Feb 2020)	4,914,647	833,132	4,214,573	1.3x	1,197,747	0.9x	5,412,320	1.2x	(8)%	2%
*Energy III (Feb 2020 / Feb 2026)	4,257,011	3,679,798	1,091,715	2.1x	238,516	2.0x	1,330,231	2.0x	94%	95%
*BCP Asia I (Dec 2017 / Dec 2023)	2,414,503	1,370,026	3,079,369	3.1x	603,472	4.8x	3,682,841	3.3x	97%	65%
BCP Asia II (TBD)	5,243,475	5,243,475	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (j)	4,756,020	1,076,792	7,024,913	1.8x	1,284,639	2.3x	8,309,552	1.9x	31%	25%
*Core Private Equity II (Mar 2021 / Mar 2026) (j)	8,165,403	8,156,099	(4,266)	n/a	-	n/a	(4,266)	n/a	n/a	n/a
Total Corporate Private Equity	$127,233,171	$46,476,389	$59,390,581	1.8x	$108,706,857	2.1x	$168,097,438	2.0x	16%	15%

Notes on page 21. BREP – Blackstone Real Estate Partners, BREIT – Blackstone Real Estate Income Trust, BPP – Blackstone Property Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP – Blackstone Capital Partners, BCOM – Blackstone Communications.	Blackstone | 19
* Represents funds that are currently in their investment period and open ended funds.

INVESTMENT RECORDS AS OF JUNE 30, 2021(a) – (CONT’D)

($/€ in thousands, except where noted)	Committed	Available	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)	Capital	Capital (b)	Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)	$22,862,522	$7,088,393	$14,979,562	1.5x	$14,307,619	1.8x	$29,287,181	1.6x	17%	13%
*Tactical Opportunities Co-Investment and Other (Various)	9,238,885	1,445,766	4,253,052	1.4x	6,072,437	1.6x	10,325,489	1.5x	20%	16%
Total Tactical Opportunities	$32,101,407	$8,534,159	$19,232,614	1.5x	$20,380,056	1.7x	$39,612,670	1.6x	18%	14%
*Blackstone Growth (Jul 2020 / Jul 2025)	4,761,851	3,500,609	2,101,698	1.6x	220,087	3.8x	2,321,785	1.7x	n/m	n/m
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)	11,863,351	1,047,300	722,607	n/m	17,234,545	n/m	17,957,152	1.6x	n/a	13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)	4,362,750	1,316,363	1,278,661	n/m	3,596,948	n/m	4,875,609	1.5x	n/a	15%
Strategic Partners VII (May 2016 / Mar 2019) (k)	7,489,970	2,049,841	5,268,290	n/m	3,509,459	n/m	8,777,749	1.6x	n/a	20%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (k)	1,749,807	379,942	1,047,927	n/m	535,504	n/m	1,583,431	1.2x	n/a	12%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)	10,763,600	5,454,255	5,691,944	n/m	1,991,266	n/m	7,683,210	1.5x	n/a	44%
*Strategic Partners Real Estate, SMA and Other (Various) (k)	7,878,498	2,537,778	2,999,839	n/m	2,015,737	n/m	5,015,576	1.3x	n/a	15%
*Strategic Partners Infra III (Jun 2020 / Jul 2024) (k)	3,250,100	2,627,042	101,030	n/m	14,819	n/a	115,849	1.7x	n/a	n/m
Total Strategic Partners (Secondaries)	$47,358,076	$15,412,521	$17,110,298	n/m	$28,898,278	n/m	$46,008,576	1.5x	n/a	15%
*Infrastructure (Various)	13,658,063	9,103,132	6,168,496	1.4x	-	n/a	6,168,496	1.4x	n/a	20%

Life Sciences
Clarus IV (Jan 2018 / Jan 2020)	910,000	275,501	821,098	1.5x	34,970	0.8x	856,068	1.5x	(27)%	16%
*BXLS V (Jan 2020 / Jan 2025)	4,772,543	4,124,567	822,115	1.4x	-	n/a	822,115	1.4x	n/a	n/m
Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$20,784	1.1x	$4,775,786	1.6x	$4,796,570	1.6x	n/a	17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	1,013,932	876,247	0.6x	5,787,118	1.6x	6,663,365	1.3x	n/a	10%
Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,073,044	5,120,278	1.1x	3,756,163	1.7x	8,876,441	1.3x	n/a	11%
*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	3,738,771	3,304,044	444,960	1.0x	5,321	n/a	450,281	1.0x	n/a	n/a
Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	76,000	-	n/a	5,776,922	1.3x	5,776,922	1.3x	n/a	9%
Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	642,546	0.7x	4,956,906	1.2x	5,599,452	1.1x	n/a	1%
*Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	3,665,909	2,142,557	1.0x	2,002,481	1.4x	4,145,038	1.1x	n/a	8%
Energy I (Nov 2015 / Nov 2018)	2,856,867	1,003,583	1,437,797	1.0x	1,523,775	1.6x	2,961,572	1.3x	n/a	8%
*Energy II (Feb 2019 / Feb 2024)	3,616,081	2,639,556	1,109,599	1.1x	338,649	1.7x	1,448,248	1.2x	n/a	27%
European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€262,076	€1,403,591	1.0x	€1,824,750	1.4x	€3,228,341	1.2x	n/a	6%
*European Senior Debt II (Jun 2019 / Jun 2024)	€4,088,344	€3,344,258	€1,777,997	1.0x	€581,142	1.2x	€2,359,139	1.1x	n/a	19%
Total Credit Drawdown Funds (l)	$45,611,033	$17,697,364	$15,567,813	1.0x	$31,707,914	1.4x	$47,275,727	1.3x	n/a	10%
*Direct Lending BDC (Various) (m)	3,926,295	356,250	3,741,102	n/a	379,307	n/a	4,120,409	n/a	n/a	10%

Notes on page 21. BXLS – Blackstone Life Sciences.	Blackstone | 20
* Represents funds that are currently in their investment period and open ended funds.

INVESTMENT RECORDS AS OF JUNE 30, 2021 – NOTES

The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.

n/m	Not meaningful generally due to the limited time since initial investment.

n/a	Not applicable.

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2021 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)

BPP represents the Core+ real estate funds which invest with a more modest risk profile and lower leverage. Committed Capital and Available Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.

(h)

Unrealized Investment Value reflects BREIT’s net asset value as of June 30, 2021. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. The BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. These returns are not representative of the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized basis and are from
January 1, 2017. Committed Capital and Available Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of this vehicle.

(i)	BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.

(j)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(k)

Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic and market activities in the quarter in which such events occur.

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Unrealized Investment Value reflects Blackstone Secured Lending Fund’s (“BXSL”) net asset value as of June 30, 2021. Realized Investment Value represents BXSL’s cash distributions. BXSL’s net return is annualized and calculated since inception starting on November 20, 2018, as the change in
NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan) divided by the beginning NAV per share.

Blackstone | 21

SHAREHOLDER DIVIDENDS

▪	Generated $0.82 of Distributable Earnings per common share during the quarter, bringing the year-to-date amount to $1.78 per common share.

▪	Blackstone declared a quarterly dividend of $0.70 per common share to record holders as of August 2, 2021; payable on August 9, 2021.

						% Change			% Change
($ in thousands, except per share data)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	vs. 2Q’20	2Q’20 YTD	2Q’21 YTD	vs. 2Q’20 YTD

Distributable Earnings	$547,983	$772,096	$1,464,406	$1,192,244	$1,069,993	95%	$1,105,094	$2,262,237	105%

Add: Other Payables Attributable to Common Shareholders	45,673	23,461	154,783	61,249	120,336	163%	54,873	181,585	231%

DE before Certain Payables	593,656	795,557	1,619,189	1,253,493	1,190,329	101%	1,159,967	2,443,822	111%

Percent to Common Shareholders	58%	58%	59%	59%	60%		58%	59%

DE before Certain Payables Attributable to Common Shareholders	344,390	464,233	949,854	741,662	710,081	106%	670,380	1,451,743	117%

Less: Other Payables Attributable to Common Shareholders	(45,673)	(23,461)	(154,783)	(61,249)	(120,336)	163%	(54,873)	(181,585)	231%

DE Attributable to Common Shareholders	298,717	440,772	795,071	680,413	589,745	97%	615,507	1,270,158	106%

DE per Common Share	$0.43	$0.63	$1.13	$0.96	$0.82	91%	$0.89	$1.78	100%

Less: Retained Capital per Common Share	$(0.06)	$(0.09)	$(0.17)	$(0.14)	$(0.12)	100%	$(0.13)	$(0.26)	100%

Actual Dividend per Common Share	$0.37	$0.54	$0.96	$0.82	$0.70	89%	$0.76	$1.52	100%

Record Date					Aug 2, 2021

Payable Date					Aug 9, 2021

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 34-36, Definitions and Dividend Policy. See additional notes on page 33.	Blackstone | 22

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1.208 billion shares.

–	Repurchased 3.2 million common shares in the quarter and 5.2 million common shares over the LTM.

–	Available authorization remaining was $758 million at June 30, 2021.

	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21

Participating Common Shares	697,597,036	700,649,135	703,959,789	711,065,543	720,474,539

Participating Partnership Units	504,912,855	500,054,874	496,060,455	490,716,529	487,276,882

Distributable Earnings Shares Outstanding	1,202,509,891	1,200,704,009	1,200,020,244	1,201,782,072	1,207,751,421

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 23

Reconciliations and Disclosures

Blackstone | 24

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21

Net Income (Loss) Attributable to The Blackstone Group Inc.	$568,266	$794,719	$748,870	$1,747,872	$1,309,152	$(498,226)	$3,057,024	$764,360	$4,600,613

Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	495,128	638,803	759,110	1,235,784	1,116,193	(384,989)	2,351,977	293,048	3,749,890

Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	294,378	259,761	308,055	386,850	431,516	(350,699)	818,366	(141,497)	1,386,182

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(3,426)	6,868	(1,871)	629	637	(18,895)	1,266	(22,591)	6,263

Net Income (Loss)	$1,354,346	$1,700,151	$1,814,164	$3,371,135	$2,857,498	$(1,252,809)	$6,228,633	$893,320	$9,742,948

Provision (Benefit) for Taxes	147,415	100,960	266,342	(447)	288,250	(11,288)	287,803	(139,131)	655,105

Income (Loss) Before Provision (Benefit) for Taxes	$1,501,761	$1,801,111	$2,080,506	$3,370,688	$3,145,748	$(1,264,097)	$6,516,436	$754,189	$10,398,053

Transaction-Related Charges (a)	76,160	47,283	70,292	27,888	35,533	123,154	63,421	135,322	180,996

Amortization of Intangibles (b)	16,483	16,483	16,535	17,124	17,044	32,966	34,168	65,931	67,186

Impact of Consolidation (c)	(290,952)	(266,629)	(306,184)	(387,479)	(432,153)	369,594	(819,632)	164,088	(1,392,445)

Unrealized Performance Revenues (d)	(1,067,923)	(1,403,480)	(597,285)	(2,464,497)	(2,697,170)	2,385,523	(5,161,667)	2,080,586	(7,162,432)

Unrealized Performance Allocations Compensation (e)	454,813	509,474	278,575	1,049,969	1,150,219	(942,565)	2,200,188	(753,813)	2,988,237

Unrealized Principal Investment (Income) Loss (f)	(223,316)	(177,125)	(114,427)	(423,934)	(104,658)	393,294	(528,592)	363,539	(820,144)

Other Revenues (g)	55,606	192,623	143,615	(60,273)	(27,870)	(82,545)	(88,143)	(168,953)	248,095

Equity-Based Compensation (h)	89,341	89,862	67,092	144,272	121,422	176,813	265,694	287,126	422,648

Administrative Fee Adjustment (i)	-	2,719	2,546	2,708	2,551	-	5,259	-	10,524

Taxes and Related Payables (j)	(63,990)	(40,225)	(176,859)	(84,222)	(140,673)	(87,043)	(224,895)	(198,962)	(441,979)

Distributable Earnings	$547,983	$772,096	$1,464,406	$1,192,244	$1,069,993	$1,105,094	$2,262,237	$2,729,053	$4,498,739

Taxes and Related Payables (j)	63,990	40,225	176,859	84,222	140,673	87,043	224,895	198,962	441,979

Net Interest (Income) Loss (k)	12,634	12,731	5,604	12,928	11,201	16,575	24,129	26,838	42,464

Total Segment Distributable Earnings	$624,607	$825,052	$1,646,869	$1,289,394	$1,221,867	$1,208,712	$2,511,261	$2,954,853	$4,983,182

Realized Performance Revenues (l)	(102,177)	(319,954)	(1,276,629)	(401,323)	(792,938)	(269,410)	(1,194,261)	(1,341,897)	(2,790,844)

Realized Performance Compensation (m)	37,787	121,730	483,528	150,924	338,271	109,089	489,195	502,318	1,094,453

Realized Principal Investment Income (n)	(18,938)	(15,884)	(103,821)	(298,156)	(63,132)	(39,228)	(361,288)	(113,918)	(480,993)

Fee Related Earnings	$541,279	$610,944	$749,947	$740,839	$704,068	$1,009,163	$1,444,907	$2,001,356	$2,805,798

Adjusted EBITDA Reconciliation

Distributable Earnings	$547,983	$772,096	$1,464,406	$1,192,244	$1,069,993	$1,105,094	$2,262,237	$2,729,053	$4,498,739

Interest Expense (o)	38,924	39,228	45,330	44,340	44,132	80,464	88,472	190,630	173,030

Taxes and Related Payables (j)	63,990	40,225	176,859	84,222	140,673	87,043	224,895	198,962	441,979

Depreciation and Amortization (p)	8,110	9,568	9,946	12,293	12,581	15,622	24,874	30,183	44,388

Adjusted EBITDA	$659,007	$861,117	$1,696,541	$1,333,099	$1,267,379	$1,288,223	$2,600,478	$3,148,828	$5,158,136

Notes on page 26-27.	Blackstone | 25

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:    See pages 34-36, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.

(b)

This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which was historically accounted for under the equity method. As a result of Pátria’s IPO in January 2021, equity method has been discontinued and there will no longer be amortization of intangibles associated with the investment.

(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM
($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
GAAP Unrealized Performance Allocations	$1,067,923	$1,403,480	$597,285	$2,464,497	$2,697,170	$(2,385,158)	$5,161,667	$(2,080,557)	$7,162,432
Segment Adjustment	-	-	-	-	-	(365)	-	(29)	-
Unrealized Performance Revenues	$1,067,923	$1,403,480	$597,285	$2,464,497	$2,697,170	$(2,385,523)	$5,161,667	$(2,080,586)	$7,162,432

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM
($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
GAAP Unrealized Principal Investment Income (Loss)	$331,762	$295,308	$217,688	$639,315	$328,835	$(627,603)	$968,150	$(544,299)	$1,481,146
Segment Adjustment	(108,446)	(118,183)	(103,261)	(215,381)	(224,177)	234,309	(439,558)	180,760	(661,002)
Unrealized Principal Investment Income (Loss)	$223,316	$177,125	$114,427	$423,934	$104,658	$(393,294)	$528,592	$(363,539)	$820,144

(g)   This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.

	QTD					YTD		LTM
($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
GAAP Other Revenue	$(55,580)	$(192,159)	$(143,583)	$60,304	$27,896	$82,600	$88,200	$169,463	$(247,542)
Segment Adjustment	(26)	(464)	(32)	(31)	(26)	(55)	(57)	(510)	(553)
Other Revenues	$(55,606)	$(192,623)	$(143,615)	$60,273	$27,870	$82,545	$88,143	$168,953	$(248,095)
(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement. Please refer to page 34 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM
($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
Taxes	$48,462	$32,518	$163,315	$69,609	$127,809	$64,736	$197,418	$155,599	$393,251
Related Payables	15,528	7,707	13,544	14,613	12,864	22,307	27,477	43,363	48,728
Taxes and Related Payables	$63,990	$40,225	$176,859	$84,222	$140,673	$87,043	$224,895	$198,962	$441,979

(k)  This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM
($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
GAAP Interest and Dividend Revenue	$23,924	$26,497	$39,726	$31,412	$31,017	$59,008	$62,429	$153,636	$128,652
Segment Adjustment	2,366	-	-	-	1,914	4,881	1,914	10,156	1,914
Interest and Dividend Revenue	$26,290	$26,497	$39,726	$31,412	$32,931	$63,889	$64,343	$163,792	$130,566

GAAP Interest Expense	$39,276	$39,540	$45,702	$44,983	$44,322	$80,920	$89,305	$194,970	$174,547
Segment Adjustment	(352)	(312)	(372)	(643)	(190)	(456)	(833)	(4,340)	(1,517)
Interest Expense	$38,924	$39,228	$45,330	$44,340	$44,132	$80,464	$88,472	$190,630	$173,030
Net Interest Income (Loss)	$(12,634)	$(12,731)	$(5,604)	$(12,928)	$(11,201)	$(16,575)	$(24,129)	$(26,838)	$(42,464)

(l)   This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)  This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)  This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)  This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD
	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21
GAAP Shares of Common Stock Outstanding	676,874,583	680,680,748	683,875,544	690,569,563	691,093,463
Unvested Participating Common Shares	20,722,453	19,968,387	20,084,245	20,495,980	29,381,076
Total Participating Common Shares	697,597,036	700,649,135	703,959,789	711,065,543	720,474,539
Participating Partnership Units	504,912,855	500,054,874	496,060,455	490,716,529	487,276,882
Distributable Earnings Shares Outstanding	1,202,509,891	1,200,704,009	1,200,020,244	1,201,782,072	1,207,751,421

Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM
	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21
Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	698,534,168	700,184,580	702,543,279	709,033,212	721,141,954	677,041,769	715,121,029	685,032,993	706,212,361

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	123,340	343,386	436,255	879,132	123,226	-	501,179	262,625	445,500
Weighted-Average Blackstone Holdings Partnership Units	505,754,449	-	-	-	-	-	-	-	-

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	1,204,411,957	700,527,966	702,979,534	709,912,344	721,265,180	677,041,769	715,622,208	685,295,618	706,657,861

Blackstone | 27

BLACKSTONE’S SECOND QUARTER 2021 GAAP BALANCE SHEET RESULTS

($ in thousands) (unaudited)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21

Assets

Cash and Cash Equivalents	$1,976,512	$2,628,895	$1,999,484	$2,862,422	$2,467,444

Cash Held by Blackstone Funds and Other	343,201	85,218	64,972	109,285	109,676

Investments	18,973,373	14,423,456	15,617,142	17,943,309	22,163,322

Accounts Receivable	498,600	477,601	866,158	975,610	582,542

Due from Affiliates	2,431,512	2,817,304	3,221,515	3,015,318	3,159,829

Intangible Assets, Net	362,008	344,258	347,955	340,478	321,780

Goodwill	1,869,860	1,869,860	1,901,485	1,890,185	1,890,202

Other Assets	501,351	544,905	481,022	434,475	556,714

Right-of-Use Assets	568,663	544,361	526,943	736,633	723,539

Deferred Tax Assets	1,319,301	1,305,707	1,242,576	1,402,271	1,322,144

Total Assets	$28,844,381	$25,041,565	$26,269,252	$29,709,986	$33,297,192

Liabilities and Equity

Loans Payable	$10,839,568	$5,570,888	$5,644,653	$5,573,965	$5,594,648

Due to Affiliates	1,268,571	1,064,336	1,135,041	1,161,775	1,226,504

Accrued Compensation and Benefits	2,551,056	3,349,418	3,433,260	4,376,226	5,789,662

Securities Sold, Not Yet Purchased	51,395	51,231	51,033	33,160	35,783

Repurchase Agreements	80,620	80,597	76,808	58,050	57,247

Operating Lease Liabilities	637,946	621,408	620,844	842,692	841,152

Accounts Payable, Accrued Expenses and Other Liabilities	919,195	804,009	717,104	838,930	1,205,182

Total Liabilities	16,348,351	11,541,887	11,678,743	12,884,798	14,750,178

Redeemable Non-Controlling Interests in Consolidated Entities	68,564	63,384	65,161	65,546	65,568

Equity

Common Stock, $0.00001 par value (691,093,463 shares issued and outstanding as of June 30, 2021)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2021)	—	—	—	—	—

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2021)	—	—	—	—	—

Additional Paid-in-Capital	6,272,040	6,243,722	6,332,105	6,446,829	6,282,600

Retained Earnings	(574,295)	(36,432)	335,762	1,408,768	2,133,794

Accumulated Other Comprehensive Loss	(36,758)	(27,407)	(15,831)	(11,454)	(10,245)

Non-Controlling Interests in Consolidated Entities	3,900,429	3,946,190	4,042,157	4,390,594	4,860,442

Non-Controlling Interests in Blackstone Holdings	2,866,043	3,310,214	3,831,148	4,524,898	5,214,848

Total Equity	12,427,466	13,436,294	14,525,348	16,759,642	18,481,446

Total Liabilities and Equity	$28,844,381	$25,041,565	$26,269,252	$29,709,986	$33,297,192

During 3Q’20, Blackstone deconsolidated CLO vehicles as a result of ownership restructuring. The deconsolidation of CLO vehicles reduced Blackstone’s GAAP consolidated Total Assets, Total Liabilities and Non-Controlling Interests in Consolidated Entities by $6.8 billion, $6.6 billion, and $216 million, respectively. See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21

Investments of Consolidated Blackstone Funds	$7,943,531	$1,500,398	$1,455,008	$1,459,804	$1,871,269

Equity Method Investments

Partnership Investments	3,873,346	4,144,249	4,353,234	4,676,341	5,082,695

Accrued Performance Allocations	4,715,510	6,112,904	6,891,262	9,367,251	12,101,142

Corporate Treasury Investments	2,205,843	2,390,982	2,579,716	1,726,285	2,440,325

Other Investments	235,143	274,923	337,922	713,628	667,891

Total GAAP Investments	$18,973,373	$14,423,456	$15,617,142	$17,943,309	$22,163,322

Accrued Performance Allocations - GAAP	$4,715,510	$6,112,904	$6,891,262	$9,367,251	$12,101,142

Impact of Consolidation (a)	19	1	1	1	1

Due from Affiliates - GAAP (b)	20,642	21,499	165,678	56,274	59,304

Less: Net Realized Performance Revenues (c)	(38,592)	(75,328)	(313,610)	(269,426)	(261,760)

Less: Accrued Performance Compensation - GAAP (d)	(1,989,219)	(2,509,357)	(2,917,609)	(3,952,253)	(5,137,933)

Net Accrued Performance Revenues	$2,708,360	$3,549,719	$3,825,722	$5,201,847	$6,760,754

Corporate Treasury Investments - GAAP	$2,205,843	$2,390,982	$2,579,716	$1,726,285	$2,440,325

Impact of Consolidation (a)	141,371	143,131	148,911	154,306	189,724

Other Assets (e)	271,615	525,864	947,565	766,285	479,591

Other Liabilities (f)	(69,326)	(124,734)	(30,355)	(61,599)	(494,119)

Corporate Treasury Investments - Deconsolidated	$2,549,503	$2,935,243	$3,645,837	$2,585,277	$2,615,521

Partnership and Other Investments - GAAP	$4,108,489	$4,419,172	$4,691,156	$5,389,969	$5,750,586

Impact of Consolidation (g)	(2,316,855)	(2,470,797)	(2,626,765)	(2,935,148)	(3,104,579)

GP/Fund Investments - Deconsolidated	$1,791,634	$1,948,375	$2,064,391	$2,454,821	$2,646,007

Loans Payable - GAAP	$10,839,568	$5,570,888	$5,644,653	$5,573,965	$5,594,648

Impact of Consolidation (h)	(6,232,787)	(99)	(99)	(100)	(99)

Outstanding Bonds - Carrying Value	4,606,781	5,570,789	5,644,554	5,573,865	5,594,549

Unamortized Discount	78,319	87,361	87,846	85,635	84,151

Outstanding Bonds (at par) - Deconsolidated	$4,685,100	$5,658,150	$5,732,400	$5,659,500	$5,678,700

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(h)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 29

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

($ in thousands)	QTD					YTD		LTM

	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21

Management and Advisory Fees, Net
GAAP	$969,728	$1,053,851	$1,134,138	$1,177,815	$1,212,549	$1,904,560	$2,390,364	$3,726,611	$4,578,353
Segment Adjustment (a)	7,005	3,989	1,887	390	193	12,740	583	16,707	6,459
Total Segment	$976,733	$1,057,840	$1,136,025	$1,178,205	$1,212,742	$1,917,300	$2,390,947	$3,743,318	$4,584,812

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees	15,300	13,498	97,702	36,124	33,207	27,461	69,331	123,325	180,531
Investment Income—Realized Performance Allocations	101,910	371,406	1,465,154	534,367	808,620	269,440	1,342,987	1,433,545	3,179,547
GAAP	$117,210	$384,904	$1,562,856	$570,491	$841,827	$296,901	$1,412,318	$1,556,870	$3,360,078
Total Segment
Less: Realized Performance Revenues	(102,177)	(319,954)	(1,276,629)	(401,323)	(792,938)	(269,410)	(1,194,261)	(1,341,897)	(2,790,844)
Segment Adjustment (b)	-	-	-	-	-	8	-	3,124	-
Total Segment	$15,033	$64,950	$286,227	$169,168	$48,889	$27,499	$218,057	$218,097	$569,234

GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation	458,457	460,983	459,636	542,638	507,104	935,000	1,049,742	1,845,412	1,970,361
Incentive Fees Compensation	8,432	7,385	22,086	13,325	14,431	14,954	27,756	44,962	57,227
Realized Performance Allocations Compensation	38,569	142,149	590,089	213,027	347,423	110,992	560,450	561,714	1,292,688
GAAP	$505,458	$610,517	$1,071,811	$768,990	$868,958	$1,060,946	$1,637,948	$2,452,088	$3,320,276
Total Segment
Less: Realized Performance Compensation	(37,787)	(121,730)	(483,528)	(150,924)	(338,271)	(109,089)	(489,195)	(502,318)	(1,094,453)
Less: Equity-Based Compensation - Operating Compensation	(87,205)	(88,180)	(65,397)	(141,674)	(119,491)	(172,539)	(261,165)	(280,290)	(414,742)
Less: Equity-Based Compensation - Performance Compensation	(2,136)	(1,682)	(1,695)	(2,598)	(1,931)	(4,274)	(4,529)	(6,836)	(7,906)
Segment Adjustment (c)	(71,426)	(38,292)	(38,422)	(28,684)	(33,880)	(121,876)	(62,564)	(290,763)	(139,278)
Total Segment	$306,904	$360,633	$482,769	$445,110	$375,385	$653,168	$820,495	$1,371,881	$1,663,897

GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP	$169,051	$171,041	$214,124	$185,122	$205,057	$326,617	$390,179	$684,655	$775,344
Segment Adjustment (d)	(25,468)	(19,828)	(24,588)	(23,698)	(22,879)	(44,149)	(46,577)	(96,477)	(90,993)
Total Segment	$143,583	$151,213	$189,536	$161,424	$182,178	$282,468	$343,602	$588,178	$684,351

Realized Performance Revenues
GAAP
Incentive Fees	15,300	13,498	97,702	36,124	33,207	27,461	69,331	123,325	180,531
Investment Income - Realized Performance Allocations	101,910	371,406	1,465,154	534,367	808,620	269,440	1,342,987	1,433,545	3,179,547
GAAP	$117,210	$384,904	$1,562,856	$570,491	$841,827	$296,901	$1,412,318	$1,556,870	$3,360,078
Total Segment
Less: Fee Related Performance Revenues	(15,033)	(64,950)	(286,227)	(169,168)	(48,889)	(27,499)	(218,057)	(218,097)	(569,234)
Segment Adjustment (b)	-	-	-	-	-	8	-	3,124	-
Total Segment	$102,177	$319,954	$1,276,629	$401,323	$792,938	$269,410	$1,194,261	$1,341,897	$2,790,844

Blackstone | 30

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

($ in thousands)	QTD					YTD		LTM

	2Q’20	3Q’20	4Q’20	1Q’21	2Q’21	2Q’20	2Q’21	2Q’20	2Q’21

Realized Performance Compensation
GAAP
Incentive Fee Compensation	$8,432	$7,385	$22,086	$13,325	$14,431	$14,954	$27,756	$44,962	$57,227
Realized Performance Allocations Compensation	38,569	142,149	590,089	213,027	347,423	110,992	560,450	561,714	1,292,688
GAAP	$47,001	$149,534	$612,175	$226,352	$361,854	$125,946	$588,206	$606,676	$1,349,915
Total Segment
Less: Fee Related Performance Compensation	(7,078)	(26,122)	(126,952)	(72,830)	(21,652)	(12,583)	(94,482)	(97,522)	(247,556)
Less: Equity-Based Compensation - Performance Compensation	(2,136)	(1,682)	(1,695)	(2,598)	(1,931)	(4,274)	(4,529)	(6,836)	(7,906)
Total Segment	$37,787	$121,730	$483,528	$150,924	$338,271	$109,089	$489,195	$502,318	$1,094,453

Realized Principal Investment Income
GAAP	$61,102	$61,017	$220,814	$355,038	$152,060	$109,797	$507,098	$284,974	$788,929
Segment Adjustment (e)	(42,164)	(45,133)	(116,993)	(56,882)	(88,928)	(70,569)	(145,810)	(171,056)	(307,936)
Total Segment	$18,938	$15,884	$103,821	$298,156	$63,132	$39,228	$361,288	$113,918	$480,993

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue	23,924	26,497	39,726	31,412	31,017	59,008	62,429	153,636	128,652
Interest Expense	(39,276)	(39,540)	(45,702)	(44,983)	(44,322)	(80,920)	(89,305)	(194,970)	(174,547)
GAAP	$(15,352)	$(13,043)	$(5,976)	$(13,571)	$(13,305)	$(21,912)	$(26,876)	$(41,334)	$(45,895)
Segment Adjustment (f)	2,718	312	372	643	2,104	5,337	2,747	14,496	3,431
Total Segment	$(12,634)	$(12,731)	$(5,604)	$(12,928)	$(11,201)	$(16,575)	$(24,129)	$(26,838)	$(42,464)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)

Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures. Beginning in 3Q’20, includes a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(f)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 31

NOTES

Notes to page 1 - Blackstone’s Second Quarter 2021 GAAP Results

▪

Effective February 26, 2021, Blackstone effectuated changes to rename its Class A common stock as “common stock,” and to reclassify its Class B and Class C common stock into a new “Series I preferred stock” and “Series II preferred stock,” respectively (the “share reclassification”). Each new stock has the same rights and powers of its predecessor. All references to common stock, Series I preferred stock and Series II preferred stock prior to the share reclassification refer to Class A, Class B and Class C common stock, respectively.

▪	Income (Loss) Before Provision (Benefit) for Taxes Margin is calculated by dividing Income (Loss) Before Provision (Benefit) for Taxes by Total Revenues.

Notes to page 2 - Blackstone’s Second Quarter 2021 Highlights

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

Notes to page 5 - Investment Performance and Net Accrued Performance Revenues

▪

Core+ appreciation represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪

Results for the Secondaries business (also referred to as Strategic Partners) are reported on a three month lag from the Secondaries’ fund financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪

The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which includes only BAAM-managed commingled and customized multi-manager funds and accounts and does not include BAAM’s individual investor solutions (liquid alternatives), strategic capital (seeding and GP minority stakes), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

▪

Effective 1Q’21, Credit returns are presented as separate returns for Private Credit and Liquid Credit instead of as a Credit Composite. Private
Credit returns include mezzanine lending funds and middle market direct lending funds (including BXSL and BCRED), stressed/distressed strategies (including stressed/distressed funds and credit alpha strategies) and energy strategies. Liquid Credit returns include CLOs, closed-
ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and our structured products group are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of
Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by
Blackstone Credit subsequent to March 2008, are also excluded.

Blackstone | 32

NOTES – (CONT’D)

Notes to page 16 – Assets Under Management - Rollforward

▪

In 4Q’20, the methodology for Total AUM was updated with respect to the relevant segment for certain real estate, secondaries and credit funds to include permanent fund level leverage (as this represents additional capital the fund is managing), to include uncalled capital commitments until they are legally expired and to exclude certain uncalled capital commitments where the investors have complete discretion over investment. In 2Q’21, the methodology for Total AUM was further updated to exclude permanent fund level leverage where the intended use is not for investing purposes. Funds without an adjustment were either already applying that methodology in reporting Total AUM or the updates were not applicable. Additional detail on these adjustments is included below:

	Three Months Ended June 30, 2021					Twelve Months Ended June 30, 2021

($ in millions)	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total	Real Estate	Private Equity	Hedge Fund Solutions	Credit & Insurance	Total
Market Activity	$10,103	$14,196	$2,731	$4,045	$31,076	$28,973	$45,988	$11,379	$13,784	$100,125
One-Time Methodology Adjustment	(1,826)	—	—	—	(1,826)	1,952	1,869	—	(1,514)	2,306
Reported Market Activity	$8,277	$14,196	$2,731	$4,045	$29,250	$30,925	$47,857	$11,379	$12,270	$102,431

▪

Subsequent to 4Q’20, increases/decreases in permanent fund level leverage included in Total AUM and uncalled capital commitments that have not legally expired where investors do not have complete discretion over investment for the aforementioned funds will be reflected as inflows, outflows, realizations and/or market activity, as the case may be.

Notes to page 22 – Shareholder Dividends

▪

DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $86 million for 2Q’21 and $186 million for 2Q’21 YTD.

Blackstone | 33

DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪

Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–

Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).

–	Total Segment Revenues and Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪

Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.

–

Net Interest Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–

Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related Charges where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪

Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.

Blackstone | 34

DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–

Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–

Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–

Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a)
remove the amortization of transaction-related intangibles, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–

Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-investment capital with an investor right to convert into Perpetual Capital.

▪

Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–

Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a new compensation program that commenced in 2Q’21. Fee Related Compensation was decreased by a corresponding amount.
These changes to Performance Compensation and Fee Related Compensation had no impact to Distributable Earnings in 2Q’21.

▪

Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of The Blackstone Group Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”

“plans,” “scheduled,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus
(“COVID-19”), as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission
(“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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